EXHIBIT 10.a
                                                                    ------------
                              AMENDED AND RESTATED
                                STOCK OPTION PLAN
                                       OF
                          COLUMBIA BANKING SYSTEM, INC.


                                     RECITAL

         The original Employee Stock Option Plan (the "Plan") of First Federal Corporation, the predecessor to Columbia Banking System, Inc., was adopted by the Board of Directors and Shareholders on August 2, 1988. The Plan was subsequently amended and approved by the Shareholders on July 19, 1993 and April 23, 1997. The Plan is now being amended and restated, subject to shareholder approval, for the purpose of (1) extending the term of the Plan; (2) adding and clarifying definitions and making implementing changes throughout the Plan, including amending the definition of employee to provide authority to grant options to new hires prior to the employees start date (provided that the options may not vest prior to the start date); (3) increasing the number of shares available for issuance under the Plan by 325,000 shares of common stock to 995,734 shares of Common Stock plus up to 100,000 shares of Common Stock that are reacquired by the Company in the open market or in private transactions (by amending Section 3); (4) clarifying the authority and composition of the Committee empowered to administer the Plan (by amending Section 4); (5) clarifying the manner in which options may be exercised and the authority the Committee has to determine procedures and conditions for exercises of options (by amending Section 6); and (6) implementing miscellaneous technical changes throughout the Plan.

         In all other respects, this Amended and Restated Stock Option Plan is as adopted by the Board and approved by the Shareholders on April 23, 1997.

                                      PLAN

         1. Purpose of the Plan. The purpose of this Plan is to provide additional incentives to Employees and Directors of Columbia Banking System, Inc. and its present and future Subsidiaries, thereby helping to attract and retain the best available personnel for positions of responsibility with said corporations and otherwise promoting the success of the business activities of said corporations. It is intended that Options issued pursuant to this Plan shall constitute either Incentive Stock Options or Nonqualified Stock Options.

         2.  Definitions. As used herein, the following definitions shall apply:

             a.  "Board" shall mean the Board of Directors of the Employer.

             b. "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

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             c.  "Common Stock" shall mean the Employer's no par value common stock.

             d. "Committee" shall mean the Board or the Committee appointed by the Board in accordance with subsection 4(a) of the Plan.

             e. "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other approved leave of absence, except as provided under applicable Incentive Stock Option rules.

             f. "Director" shall mean any person who has been elected or appointed as a member of the Board of Directors of the Employer and who occupied that position at the date an Option was granted to such person.

             g. "Employee" shall mean any person employed by the Employer or any Subsidiary of the Employer which now exists or is hereafter organized or is acquired by the Employer. An Option may be granted to an Employee, in connection with hiring, retention or otherwise, prior to the date the Employee first performs services for Employer or a Subsidiary, provided that such Option shall not become vested prior to the date the Employee first performs such services.

             h. "Employer" shall mean Columbia Banking System, Inc., a Washington corporation.

             i. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             j. "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                          (1) If the Common Stock is listed on any established
                 stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq Small Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or other source as the Committee deems reliable, or,

                          (2) If the Common Stock is regularly quoted by a
                 recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for such stock on the date of such determination, as reported in The Wall Street Journal or other source as the Committee deems reliable, or,

                          (3) In the absence of an established market for the
                 Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

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             k.  "Incentive Stock Option" means an Option with the intention that it qualify as an "incentive stock option" as that term is defined in
Section 422 of the Code.

             l. "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

             m. "Option" shall mean a right to purchase Common Stock granted under the Plan. Options shall include both Incentive Stock Options and Nonqualified Stock Options as the context requires.

             n. "Optioned Stock" shall mean the Common Stock subject to an Option.

             o. "Optionee" shall mean an Employee or Director who receives an Option.

             p.  "Plan" shall mean this Amended and Restated Stock Option Plan.

             q.  "SEC" means the United States Securities and Exchange
Commission.

             r. "Shareholder-Employee" shall mean an Employee who owns, at the time an Incentive Stock Option is granted, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Employer or Subsidiary. For this purpose, the attribution of stock ownership rules provided in Section 424(d) of the Internal Revenue Code shall apply.

             s. "Subsidiary" shall mean any corporation having a relationship with the Employer as described in Section 424(f) of the Internal Revenue Code.

         3.  Stock Subject to Options.

             Subject to Section 6(a), the maximum number of shares that may be delivered to Optionees and their beneficiaries under the Plan shall be equal to the sum of: (i) 995,734 (subject to adjustment as provided in subsection 6(i) of the Plan); and (ii) up to 100,000 shares, to the extent authorized by the Board of Directors, which are reacquired by the Employer in the open market or in private transactions after the effective date of this Plan.

             To the extent any shares covered by an Option are not delivered to an Optionee or beneficiary because the Option is forfeited or cancelled, or the shares are not delivered because the Employer settles the Option in cash or the Option is used to satisfy applicable tax withholding obligations, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares available for delivery under the Plan. If the exercise price of any Option granted under the Plan is satisfied by tendering shares to the Employer (by either actual delivery or by attestation), only the number of shares issued net of the shares tendered shall be deemed delivered for purposes of determining the maximum number of shares available for delivery under the Plan.

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         4.  Administration of the Plan.

                 a. The Committee. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 4. The Committee shall be selected by the Board and shall consist solely of two or more members of the Board. If the Committee does not exist, or if for any other reason as determined by the Board, the Board desires to directly exercise its powers under this Plan, then the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. Once appointed, any such Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause), appoint individuals in substitution therefor, and fill vacancies however caused. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as the chairman or a majority of the Committee may determine.

             Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or a portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.


             At least annually, the Committee shall present a written report to the Board indicating the persons to whom Options have been granted since the date of the last such report, and in each case the date or dates of Options granted, the number of shares optioned, and the Option price per share.


                 b. Powers of the Committee. Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have the authority and discretion:
                          (1) to determine the persons to whom Options are to be
                 granted, the times of grant, and the number of shares to be represented by each Option;

                          (2) to determine the Option price for the shares of
                 Common Stock to be issued pursuant to each Option, subject to the provisions of subsection 6(b) of the Plan;

                          (3) to determine all other terms and conditions of
                 each Option granted under the Plan, which need not be identical;

                          (4) to modify or amend the terms of any Option
                 previously granted, or to grant substitute Options, subject to the provisions of subsections 6(l) and 6(m) and Section 8 of the Plan; provided that the Committee shall not have the authority to reprice or exchange Options in an aggregate amount which will exceed 10% of the number of shares subject to outstanding Options at such date;

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                          (5) to cancel or suspend Options, subject to the
                 restrictions imposed by Section 8 of the Plan;

                          (6) to interpret the Plan;

                          (7) to authorize any person or persons to execute and
                 deliver Option agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of Options;

                          (8) to make all other determinations and take all
                 other actions which the Committee deems necessary or appropriate to administer the Plan in accordance with its terms and conditions.

         All decisions, determinations and interpretations of the Committee shall be final and binding upon all persons, including all Optionees and any other holders or persons interested in any Options, unless otherwise expressly determined by a vote of the majority of the entire Board. No member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                 c. Section 16(b) Compliance and Bifurcation of Plan. It is the intention of the Company that this Plan, and Options granted under this Plan, comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with such Rule, the provision shall be deemed null and void, and in all events this Plan will be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in this Plan to the contrary, the Board, in its absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to participants who are officers and directors subject to Section 16(b) of the Exchange Act without so restricting, limiting, or conditioning other Plan participants.

         5. Eligibility. Options may be granted only to Employees and Directors who the Committee, in its discretion, from time to time selects; provided that Directors who are not also Employees may not be granted Incentive Stock Options.

         Granting of Options pursuant to the Plan shall be entirely discretionary with the Committee or its designee(s), and the adoption of this Plan shall not confer upon any person any right to receive any Option or Options pursuant to the Plan unless and until said Options are granted by the Committee or its designee(s), in its sole discretion. Neither the adoption of the Plan nor the granting of any Options pursuant to the Plan shall confer upon any Employee any right with respect to continuation of employment, nor shall the same interfere in any way with the Employee's right or with the right of the Employer or any Subsidiary to terminate the employment relationship at any time.

         6. Terms and Conditions of Options. All Options granted pursuant to the Plan must be authorized by the Committee or its designee(s) and shall be subject to such terms and conditions, not inconsistent with this Plan, as the Committee shall, in its sole discretion,

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prescribe. The terms and conditions of any Option shall be reflected in such form of written document as is determined by the Committee. Unless waived or modified by the Committee, all Options shall be subject to the following terms and conditions:

                 a. Number of Shares; Annual Limitation. Each Option agreement shall state whether the Option is an Incentive Stock Option or a Nonqualified Stock Option and the number of shares subject to Option. Any number of Options may be granted to a single eligible person at any time and from time to time, except that (i) in the case of Incentive Stock Options, the aggregate fair market value (determined as of the time each Option is granted) of all shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by an Employee in any one calendar year (under all incentive stock option plans of the Employer, and all of its Subsidiaries taken together) shall not exceed $100,000, and (ii) not more than 50,000 shares of Common Stock, as adjusted pursuant to Section 6(i), in the aggregate may be made subject to grants under the Plan to any participant in any one fiscal year.

                 b. Option Price and Consideration. The exercise price of each Option shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted. The exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the Option. In the case of an Incentive Stock Option granted to an Employee who, immediately before the grant of such Incentive Stock Option, is a Shareholder-Employee, the Incentive Stock Option exercise price shall be at least 110% of the Fair Market Value of the Common Stock on the date of grant of the Incentive Stock Option.

                 c. Term of Option. No Incentive Stock Option granted pursuant to the Plan shall in any event be exercisable after the expiration of ten (10) years from the date such Option is granted, except that the term of an Incentive Stock Option granted to an Employee who, immediately before such Incentive Stock Option is granted, is a Shareholder-Employee shall be for not more than five (5) years from the date of grant thereof. Subject to the foregoing and other applicable provisions of the Plan including but not limited to subsection 6(e) herein, the term of each Option shall be determined by the Committee in its discretion.

                 d. Manner of Exercise. An Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

         The payment of the exercise price of an Option shall be subject to the following:
                          (i) subject to the following provisions of this
                 subsection 6(d), the full exercise price for shares of Common Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph (iii) below, payment may be made as soon as practicable after the exercise).

                          (ii) the exercise price shall be payable in cash or
                 such other consideration of comparable value deemed to be acceptable by the Committee, including tendering, by either actual delivery of shares or by attestation, shares of Common

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                 Stock acceptable to the Committee, and valued at Fair Market
                 Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

                          (iii) the Committee may permit an Optionee to elect to
                 pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares of Common Stock) acquired upon exercise of the Option and remit to Employer a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

         Shares of Common Stock delivered pursuant to the exercise of an Option shall be subject to such conditions, restrictions and contingencies as the Committee may establish. The Committee may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of an Option as the Committee determines to be desirable.

                 e. Death of Optionee. In the event of the death of an Optionee who at the time of his death was an Employee and who had been in Continuous Status as an Employee since the date of grant of the Option, the Option shall terminate on the earlier of (1)(a) one year after the date of death of the Optionee or (b) such later date as may be set in the discretion of the Committee; or (2) the expiration date otherwise provided in the Option agreement, except that if the expiration date of an Option should occur during the 90-day period immediately following the Optionee's death, such Option shall terminate at the end of such 90-day period. The Option shall be exercisable at any time prior to such termination by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by bequest or by inheritance or by reason of the death of the Optionee.

                 f. Disability of Optionee. If an Optionee's status as an Employee is terminated at any time during the Option period by reason of a disability (within the meaning of Section 22(e) (3) of the Internal Revenue
Code) and if said Optionee had been in Continuous Status as an Employee at all times between the date of grant of the Option and the termination of his status as an Employee, his Incentive Stock Option shall terminate on the earlier of (i) one year after the date of termination of his status as an Employee, or (ii) the expiration date otherwise provided in his Option agreement.

                 g. Termination of Status as an Employee. If an Optionee's status as an Employee is terminated at any time after the grant of his Option for any reason other than death or disability, as provided in subparagraphs (e) and (f) above, and not by reason of fraud or willful misconduct, as provided below:
                          (1) His Incentive Stock Option shall terminate on the
                 earlier of (i) the same day of the third month after the date of termination of his status as an Employee, or (ii) the expiration date otherwise provided in his Option agreement;

                          (2) His Nonqualified Stock Option shall terminate on
                 the expiration date as provided in his Option Agreement, or if no such expiration date is provided,

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                 then such Option shall terminate on the same day of the third month after the date of termination of his status as an Employee.

If an Optionee's status as an Employee is terminated at any time after the grant of his Option by reason of fraud or willful misconduct, then his Option shall terminate on the date of termination of his status as an Employee.


                 h. Non-transferability of Options. No Option granted pursuant to the Plan may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

                 i. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Employer, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock available for grant of additional Options, and the price per share of Common Stock specified in each outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from any stock split or other subdivision or consolidation of shares, the payment of any stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Employer; provided, however, that conversion of any convertible securities of the Employer shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

         No Incentive Stock Option shall be adjusted by the Committee pursuant to this subparagraph 6(i) in a manner which causes the Incentive Stock Option to fail to continue to qualify as an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code.

         Except as otherwise expressly provided in this subsection 6(i), no Optionee shall have any rights by reason of any stock split or the payment of any stock dividend or any other increase or decrease in the number of shares of Common Stock. Except as otherwise expressly provided in this subsection 6(i), any issue by the Employer of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of shares or price of Common Stock subject to any Options, and no adjustments in Options shall be made by reason thereof. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Employer to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

                 j. Date of Grant of Option. The date of grant of an Option shall, for all purposes, be the date on which the Committee or its designee makes the determination granting such Option. Said date of grant shall be specified in the Option agreement.

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                 k. Conditions Upon Issuance of Shares. Shares of Common Stock
shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Employer with respect to such compliance.

                 l. Merger, Sale of Assets, Etc. Except as otherwise provided in the written agreement that evidences an Option, in the event of the merger or other reorganization of the Employer with and into any other corporation with the Employer not surviving (other than a reorganization where the ownership of the surviving company is substantially the same as that of the Employer), or in the event of a proposed sale of substantially all of the assets of the Employer, or in the event of a proposed dissolution or liquidation of the Employer, (i) all outstanding and unexercised Options shall become immediately exercisable, and (ii) such Options shall either be assumed by the successor corporation, or parent thereof, in the reorganization transaction described above or be replaced with a comparable award for the purchase of shares of the capital stock of the successor corporation, except that if such Options are not so assumed or replaced, then (iii) the Committee may, in the exercise of its sole discretion, terminate all outstanding Options as of a date fixed by the Committee, which may be sooner than the originally stated Option term. The Committee shall notify each Optionee of such action in writing not less than sixty (60) days prior to the termination date fixed by the Committee, and each Optionee shall have the right to exercise his Option prior to said termination date.

                 m. Substitute Stock Options. In connection with the acquisition or proposed acquisition by the Employer or any Subsidiary, whether by merger, acquisition of stock or assets, or other reorganization transaction, of a business any employees of which have been granted Incentive Stock Options, the Committee is authorized to issue, in substitution of any such unexercised stock option, a new Option under this Plan which confers upon the Optionee substantially the same benefits as the old option; provided, however, that the issuance of any new Option for an old Incentive Stock Option shall satisfy the requirements of Section 424(a) of the Internal Revenue Code.

                 n. Tax Compliance. The Employer, in its sole discretion, may take any actions reasonably believed by it to be required to comply with any local, state, or federal tax laws relating to the reporting or withholding of taxes attributable to the grant or exercise of any Option or the disposition of any shares of Common Stock issued upon exercise of an Option, including, but not limited to, (i) withholding from any person exercising an Option a number of shares of Common Stock having a fair market value equal to the amount required to be withheld by Employer under applicable tax laws, and (ii) withholding from any form of compensation or other amount due an Optionee or holder of shares of Common Stock issued upon exercise of an Option any amount required to be withheld by Employer under applicable tax laws. Withholding or reporting shall be considered required for purposes of this subparagraph if any tax deduction or other favorable tax treatment available to Employer is conditioned upon such reporting or withholding.

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                 o. Other Provisions. Option agreements executed pursuant to the
Plan may contain such other provisions as the Committee shall deem advisable, provided in the case of Incentive Stock Options that the provisions are not inconsistent with the provisions of Section 422(b) of the Internal Revenue Code or with any of the other terms and conditions of this Plan.

                 p. Director Options. Notwithstanding the terms and conditions set forth above in this section 6, (i) no Director who is not also an Employee shall be granted an Incentive Stock Option, and (ii) Non-Qualified Stock Options granted to a Director who ceases to be a member of the Board of Employer or any Subsidiary shall be exercisable on such terms and conditions as the Committee shall determine.

         7.  Term of the Plan. The Plan shall become effective on the earlier of
(a) the date of adoption of the Plan by the Board; or (b) the date of shareholder approval of the Plan. The Plan shall be unlimited in duration and, in the event of a Plan termination as provided in Section 8 of the Plan, shall remain in effect as long as any Options under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock Option may be granted under the Plan on a date that is more than ten years from the date the Plan (or amendment increasing shares available under the Plan) is adopted or, if earlier, the date the Plan (or amendment increasing shares available under the Plan) is approved by shareholders.

         8.  Amendment or Early Termination of the Plan.

                 a. Amendment or Early Termination. The Board may terminate the Plan at any time. The Board may amend the Plan at any time and from time to time in such respects as the Board may deem advisable, except that, without proper approval of the shareholders, no such revision or amendment shall:

                          (1) increase the number of shares of Common Stock
                 subject to the Plan other than in connection with an adjustment under subsection 6(i) of the Plan; or

                          (2) make any amendment to the Plan which would require
                 shareholder approval under any applicable law or regulation.

         Any amendment made to this Plan which would constitute a "modification" to Incentive Stock Options outstanding on the date of such amendment, shall not be applicable to such outstanding Incentive Stock Options, but shall have prospective effect only, unless the Optionee agrees otherwise.

                 b. Modification and Amendment of Option. Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Board or Committee may modify or amend outstanding Options granted under this Plan. The modification or amendment of an outstanding Option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such Option. Except as otherwise provided in this Plan, no outstanding Option shall be terminated without the consent of the Optionee. Unless the Optionee

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agrees otherwise, any changes or adjustments made to outstanding Incentive Stock
Options granted under this Plan shall be made in such manner so as not to constitute a "modification" as defined in Code Section 424(h) and so as not to cause any Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option as defined in Code Section 422(b).



                             CERTIFICATE OF ADOPTION

         I certify that the foregoing Plan was adopted by the Board of Directors of Columbia Banking System, Inc. on January 26, 2000, and approved by the shareholders of Columbia Banking System, Inc. on April 25, 2000.




                                                   /s/ Jill L. Myers
                                                   ------------------------
                                                   Jill L. Myers, Secretary




















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